UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2026

DIODES INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	002-25577	95-2039518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 Hedgcoxe Road, Suite 200
Plano, Texas		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 972 987-3900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.66 2/3	DIOD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On August 27, 2026, Diodes Incorporated (the “Company”) completed its previously announced acquisition of ElevATE Semiconductor Inc. (“ElevATE”) pursuant to the Agreement and Plan of Merger, dated as of July 10, 2026 (the “Merger Agreement”), by and among the Company, ElevATE, GN Merger Sub Inc. and Presidio Investors ELV Continuation GP, LLC. Pursuant to the Merger Agreement, GN Merger Sub Inc. merged with and into ElevATE, with ElevATE surviving the merger as a wholly owned subsidiary of the Company (the “Merger”).

The Company previously disclosed the entry into the Merger Agreement under Items 1.01 and 7.01 of its Current Report on Form 8-K filed with the Securities and Exchange Commission on July 14, 2026, which disclosure is incorporated herein by reference. A copy of the Merger Agreement was filed as Exhibit 2.1 to such Current Report on Form 8-K.

ElevATE is a fabless semiconductor company based in San Diego, California that specializes in the development of highly integrated, low-power analog and mixed-signal semiconductor solutions that address the industry’s most demanding semiconductor test challenges. The acquisition expands the Company’s analog and mixed-signal product portfolio and strengthens the Company’s position in attractive, high-growth end markets driven by increasing semiconductor complexity and test intensity.

On August 27, 2026, the Company issued a press release announcing the completion of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated August 27, 2026, entitled “Diodes Completes Acquisition of ElevATE Semiconductor, Expanding Presence in High-Growth ATE Market".
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIODES INCORPORATED

Date:	August 27, 2026	By:	/s/Brett R. Whitmire
Brett R. Whitmire Chief Financial Officer